United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 16, 2013
(Date of Report)

Legal Life Plans, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-119915	20-1499421
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 North Military Trail, Ste. 107 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 672-7300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation Terry Kupfer

Terry Kupfer has resigned as the Chief Financial Officer and a member of the Board of Directors of the Company effective August 16, 2013.  Scott Weissman, the Chief Executive Officer of the company, has assumed the duties of Chief Financial Officer until another person is appointed to this position.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2013	LEGAL LIFE PLANS, INC.
________________________
Scott Weissman
President